Loss Per Share	12 Months Ended
Dec. 31, 2015
(Loss) Earnings Per Share [Abstract]
(Loss) Earnings Per Share [Text Block]
LOSS PER SHARE

Basic loss per share is computed by dividing net loss by the number of weighted-average ordinary shares outstanding during the period. Diluted loss per share is computed using the weighted-average ordinary shares outstanding and, if dilutive, potential ordinary shares outstanding during the period. Potential ordinary shares represent the incremental ordinary shares issuable for RSUs and stock option exercises. The Company calculates the dilutive effect of outstanding RSUs and stock options on loss per share by application of the treasury stock method.
The computations of basic and diluted loss per share assumes that the number of ordinary shares outstanding for the period prior to the closing of our IPO on May 28, 2014 was equal to the number of ordinary shares of SunEdison Semiconductor outstanding on May 28, 2014.
Basic and diluted loss per share for the years ended December 31, 2015, 2014, 2013 were calculated as follows:

	2015		2014		2013
In millions, except per share amounts	Basic	Diluted	Basic	Diluted	Basic	Diluted
EPS Numerator:
Net loss attributable to SunEdison Semiconductor Limited shareholders	$(136.7)	$(136.7)	$(90.2)	$(90.2)	$(57.7)	$(57.7)

EPS Denominator:
Weighted-average shares outstanding	41.7	41.7	41.5	41.5	41.5	41.5
Loss per share	$(3.28)	$(3.28)	$(2.17)	$(2.17)	$(1.39)	$(1.39)

The computations for diluted loss per share for the year ended December 31, 2015 excludes options to purchase approximately 2.9 million shares and 1.8 million RSUs because the effect would have been anti-dilutive. The computations for diluted loss per share for the year ended December 31, 2014 excludes options to purchase approximately 1.7 million shares and 1.6 million RSUs because the effect would have been anti-dilutive. No SunEdison Semiconductor options or RSUs were outstanding during the year ended December 31, 2013.